SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) April 3, 2000



                          HomeSeekers.com, Incorporated

             (Exact Name of Registrant as Specified in its Charter)


              Nevada                    0-23835              87-0397464
   (State or Other Jurisdiction       (Commission          (IRS Employer
         of Incorporation)            File Number)       Identification No.)


   6490 S. McCarran Blvd, Suite D-28 Reno, Nevada              89509
      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:   (775) 827-6886


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         On April 3, 2000, HomeSeekers.com Incorporated, a Nevada corporation ("HomeSeekers"), consummated the acquisition of Information Solutions Group, Inc., a Colorado corporation ("ISG"), pursuant to an Agreement and Plan of Merger, dated as of April 3, 2000 (the "Merger Agreement"), by and among HomeSeekers, RealEstateForms.com, Incorporated, a Nevada corporation and a wholly owned subsidiary of HomeSeekers ("Merger Sub"), ISG and the stockholders of ISG. The Merger Agreement provides for the Merger ("the Merger") of ISG with and into Merger Sub with Merger Sub as the surviving corporation in the Merger. In the Merger, the outstanding capital stock of ISG will be converted into HomeSeekers common stock. A brief summary of the terms of the Merger Agreement and the transaction contemplated thereby are described in the press release issued by HomeSeekers, a copy which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired. Financial statements of ISG for the periods specified in Rule 3-05(b) of Regulation S-X will be filed by amendment within 60 days of the date of this filing.

         (b) Pro Forma Financial Information. Pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment within 60 days of the date of this filing.

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                       2.1          Agreement and Plan of Merger, dated as
                                    of April 3, 2000, by and among HomeSeekers, Merger Sub, ISG and the stockholders of ISG.

                      10.1 Employment Agreement, effective as of April 3, 2000, between HomeSeekers and Charles Appel.

                      10.2 Employment Agreement, effective as of April 3, 2000, between HomeSeekers and Steven Wostenberg.


                      10.3 Employment Agreement, effective as of April 3, 2000, between HomeSeekers and Karl Ziegler.

                      10.4 Employment Agreement, effective as of April 3, 2000, between HomeSeekers and Michael O'Day.

                      99.1          Press Release, dated March 2, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 14, 2000

                                      HomeSeekers.com, Incorporated



                                      By:/s/ Greg Costley
                                      -------------------
                                           Greg Costley, Chairman and Chief
                                           Executive Officer

                                 EXHIBIT INDEX
                                 -------------

                  Exhibit No.       Description
                  -----------       -----------

                       2.1          Agreement and Plan of Merger, dated as
                                    of April 3, 2000, by and among HomeSeekers, Merger Sub, ISG and the stockholders of ISG.

                      10.1 Employment Agreement, effective as of April 3, 2000, between HomeSeekers and Charles Appel.

                      10.2 Employment Agreement, effective as of April 3, 2000, between HomeSeekers and Steven Wostenberg.


                      10.3 Employment Agreement, effective as of April 3, 2000, between HomeSeekers and Karl Ziegler.

                      10.4 Employment Agreement, effective as of April 3, 2000, between HomeSeekers and Michael O'Day.

                      99.1          Press Release, dated March 2, 2000.